UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2008

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 30, 2008, Lee Enterprises, Incorporated (the “Company”) entered into an amendment with its lenders related to the Company’s Amended and Restated Credit Agreement, dated as of December 21, 2005 (“Credit Agreement”), by and among the Company, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank Securities Inc. and SunTrust Capital Markets, Inc., as Joint Lead Arrangers, Deutsche Bank Securities Inc., as Book Running Manager, SunTrust Bank, as Syndication Agent, and Bank of America, N.A., The Bank of New York and The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, as Co-Documentation Agents and other lenders thereto (the “Amendment”).

The Amendment increases the Company’s total leverage ratio (as defined) from 5.0:1 to 6.5:1 through December 2008; increasing thereafter to 6.75:1 through September 2009; declining thereafter to 6.5:1 through June 2010; declining thereafter to 6.25:1 through September 2010; and declining thereafter to 4.5:1.

In addition, the Amendment decreases the Company’s interest coverage ratio (as defined) from 2.5:1 to 2.0:1 through March 2009; declining thereafter to 1.7:1 through September 2009; increasing thereafter to 1.8:1 through December 2009; increasing thereafter to 1.9:1 through March 2010; increasing thereafter to 2.0:1 through September 2010; and increasing thereafter to 2.5:1.

The Amendment provides for the elimination of an unused incremental borrowing facility of $500 million. The Company and its lenders have also agreed to reduce the revolving credit facility from $450 million to $375 million. $207 million was drawn at the end of September 2008.

Credit spreads under the Amendment will generally increase 200 basis points from the current pricing grid. The maximum rate (for leverage greater than 6.25:1) will be increased to LIBOR plus 400 basis points. At the current leverage level, the Company’s debt will be priced at LIBOR plus 300 basis.

The Amendment provides that the Company may reinstate its dividend and make stock repurchases when the Company’s total leverage ratio is again less than 4.5:1.

The Amendment provides the lenders a security interest and mortgages covering equipment, inventory, accounts receivables, intellectual property, certain real estate and certain other tangible and intangible assets of the Company and certain of its material subsidiaries (excluding assets of Pulitzer Inc. and its subsidiaries and those of Madison Newspapers, Inc.).

Further, the Amendment modifies other covenants, including restricting the Company’s ability to make additional investments and acquisitions without the consent of its lenders and limiting additional debt, capital expenditures and the amount of unrestricted cash and cash equivalents the Company may hold.

A copy of the news release announcing the entry into the Amendment is furnished with this report as Exhibit 99.1.

Item 8.01.	Other Events.

On October 30, 2008, the Company’s Chairman, President and Chief Executive Officer, Mary E. Junck, sent a letter to the Company’s shareholders. A copy of the shareholder letter is furnished with this report as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	New Release of Lee Enterprises, Incorporated dated October 30, 2008 announcing amendment of Credit Agreement.
99.2	Letter to the shareholders of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: October 31, 2008	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	New Release of Lee Enterprises, Incorporated dated October 30, 2008 announcing amendment of Credit Agreement.
99.2	Letter to the shareholders of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer.

Exhibit 99.1 - New Release of Lee Enterprises, Incorporated dated October 30, 2008 announcing amendment of Credit Agreement

201 N. Harrison St. Davenport, IA 52801 www.lee.net

NEWS RELEASE

Lee Enterprises amends credit terms, suspends dividend

DAVENPORT, Iowa (Oct. 30, 2008) — In the face of the extraordinary credit crisis and economic downturn, Lee Enterprises, Incorporated (NYSE: LEE), has negotiated with lenders to increase its flexibility in meeting debt obligations. As a result, Lee will facilitate the payment of bank debt through the suspension of its dividend.

Key changes to the bank credit agreement include:

•	Increase in total leverage ratio (as defined) from 5.0:1 to 6.5:1 through December 2008;
o	Increasing thereafter to 6.75:1 through September 2009;
o	Declining thereafter to 6.5:1 through June 2010;
o	Declining thereafter to 6.25:1 through September 2010; and
o	Declining thereafter to 4.5:1.
•	Decrease in interest coverage ratio (as defined) from 2.5:1 to:
o	2.0:1 through March 2009;
o	Declining thereafter to 1.7:1 through September 2009;
o	Increasing thereafter to 1.8:1 through December 2009;
o	Increasing thereafter to 1.9:1 through March 2010;
o	Increasing thereafter to 2.0:1 through September 2010; and
o	Increasing thereafter to 2.5:1.
•	Reduction in revolving credit facility from $450 million to $375 million. $207 million was drawn at the end of September 2008.
•	Elimination of an unused incremental borrowing facility of $500 million.
•	Grant of a security interest in certain tangible and intangible assets of Lee.
•	Reinstatement of dividend and stock repurchase permitted when Lee’s total leverage ratio is again less than 4.5:1.
•

Increased pricing.  Credit spreads will generally increase 200 basis points from the current pricing grid. The maximum rate (for leverage greater than 6.25:1) will be increased to LIBOR plus 400 basis points.  At the current leverage level, Lee’s debt will be priced at LIBOR plus 300 basis points.

In discussing the changes, Carl Schmidt, Lee vice president, chief financial officer and treasurer, said: “While we expect to be in compliance with our leverage ratio requirement at the end of our 2008 fiscal year in September, the credit agreement included a reduction in the ratio beginning in the December 2008 quarter. Accordingly, given the uncertainty of the current economic environment, we and our lenders believed certain adjustments were appropriate at the present time. It is encouraging that even in a tumultuous credit environment, such amendments can be obtained. Since our acquisition of Pulitzer Inc.

1

in June 2005, we have repaid $463 million of debt and reduced net debt by an even larger $486 million, and these changes, coupled with our ongoing, across-the-board initiatives to reduce costs, should enhance Lee’s near-term operating flexibility, while still providing necessary liquidity.”

Mary Junck, Lee chairman and chief executive officer, said: “Like others in our industry, we have taken these actions as a result of some of the worst economic conditions in our lifetimes. The continuing housing and credit turmoil, coupled with rising unemployment and tight consumer spending, have inflicted a prolonged toll on advertising revenue and earnings. We remain confident that Lee will emerge strong when the economy improves, but current trends indicate a need for this additional flexibility in meeting our debt obligations. We regret that this additional flexibility comes at the cost of suspending our dividend. The suspension will save $34 million per year, which will be used to reduce debt, as will substantially all cash flows of the business. While debt reduction ultimately benefits stockholders, we look forward to the time when we can reinstate an appropriate dividend.”

Lee Enterprises is a premier publisher of local news, information and advertising in primarily midsize markets, with 49 daily newspapers and a joint interest in four others, rapidly growing online sites and more than 300 weekly newspapers and specialty publications in 23 states. Lee’s newspapers have circulation of 1.5 million daily and 1.9 million Sunday, reaching more than four million readers daily. Lee’s online sites attract 12 million unique visitors monthly, and Lee’s weekly publications have distribution of more than 4.5 million households. Lee’s markets include St. Louis, Mo.; Lincoln, Neb.; Madison, Wis.; Davenport, Iowa; Billings, Mont.; Bloomington, Ill.; and Tucson, Ariz. Lee stock is traded on the New York Stock Exchange under the symbol LEE.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company's current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in general economic conditions, advertising demand, newsprint and other commodity prices, energy costs, interest rates and availability of credit, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships, increased capital and other costs, competition and other risks detailed from time to time in the Company’s publicly filed documents, including the Company Annual Report on Form 10-K for the year ended September 30, 2007. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

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Exhibit 99.2 - Letter to the shareholders of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer

201 N. Harrison St. Davenport, IA 52801 www.lee.net	Mary Junck Chairman, President and Chief Executive Officer (563) 383-2100

October 30, 2008

Dear Lee Shareholder:

As you may have seen in news reports, Lee Enterprises has taken additional steps to improve our flexibility in meeting debt obligations during this unprecedented economic downturn. We have completed changes to our bank credit agreement and implemented cost and debt reduction initiatives that will include suspension of our quarterly dividend. I am enclosing the news release.

Like others in our industry, we have taken these actions as a result of some of the worst economic conditions in our lifetimes. The continuing housing and credit turmoil, coupled with rising unemployment and tight consumer spending, have inflicted a prolonged toll on advertising revenue and earnings. We remain confident that Lee will emerge strong when the economy improves, but current trends indicate a need for this additional flexibility in meeting our debt obligations.

We regret that this additional flexibility comes at the cost of suspending our dividend. The suspension will save $34 million per year, which will be used to reduce debt, as will substantially all of our cash flows. While debt reduction ultimately benefits stockholders, we look forward to the time when we can reinstate an appropriate dividend.

As you would expect, we have made significant expense reductions in all areas of our business. Actions have included staff reductions, consolidated or outsourced production and printing, aggressive newsprint conservation and reduced capital spending. Contributions to employee retirement accounts have been scaled back. Executive pay has been frozen, and bonus and future stock grant programs have been suspended.

Despite the economic turmoil, we remain positive about the future of Lee. We have continued to lead the industry in revenue performance, and our audiences continue to grow. We also take heart in remembering how vitally important our newspapers and websites are to readers and advertisers in the communities we serve.

Thank you for standing by Lee in this extraordinary time.

With appreciation and best regards,

Mary Junck

Chairman, President and Chief Executive Officer

Enc.

1

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This communication contains information that may be deemed forward-looking and that is based largely on the Company's current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in general economic conditions, advertising demand, newsprint and other commodity prices, energy costs, interest rates and availability of credit, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships, increased capital and other costs, competition and other risks detailed from time to time in the Company’s publicly filed documents, including the Company Annual Report on Form 10-K for the year ended September 30, 2007. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this communication. The Company does not publicly undertake to update or revise its forward-looking statements.

2

201 N. Harrison St. Davenport, IA 52801 www.lee.net

NEWS RELEASE

Lee Enterprises amends credit terms, suspends dividend

DAVENPORT, Iowa (Oct. 30, 2008) — In the face of the extraordinary credit crisis and economic downturn, Lee Enterprises, Incorporated (NYSE: LEE), has negotiated with lenders to increase its flexibility in meeting debt obligations. As a result, Lee will facilitate the payment of bank debt through the suspension of its dividend.

Key changes to the bank credit agreement include:

•	Increase in total leverage ratio (as defined) from 5.0:1 to 6.5:1 through December 2008;
o	Increasing thereafter to 6.75:1 through September 2009;
o	Declining thereafter to 6.5:1 through June 2010;
o	Declining thereafter to 6.25:1 through September 2010; and
o	Declining thereafter to 4.5:1.
•	Decrease in interest coverage ratio (as defined) from 2.5:1 to:
o	2.0:1 through March 2009;
o	Declining thereafter to 1.7:1 through September 2009;
o	Increasing thereafter to 1.8:1 through December 2009;
o	Increasing thereafter to 1.9:1 through March 2010;
o	Increasing thereafter to 2.0:1 through September 2010; and
o	Increasing thereafter to 2.5:1.
•	Reduction in revolving credit facility from $450 million to $375 million. $207 million was drawn at the end of September 2008.
•	Elimination of an unused incremental borrowing facility of $500 million.
•	Grant of a security interest in certain tangible and intangible assets of Lee.
•	Reinstatement of dividend and stock repurchase permitted when Lee’s total leverage ratio is again less than 4.5:1.
•

Increased pricing.  Credit spreads will generally increase 200 basis points from the current pricing grid. The maximum rate (for leverage greater than 6.25:1) will be increased to LIBOR plus 400 basis points.  At the current leverage level, Lee’s debt will be priced at LIBOR plus 300 basis points.

In discussing the changes, Carl Schmidt, Lee vice president, chief financial officer and treasurer, said: “While we expect to be in compliance with our leverage ratio requirement at the end of our 2008 fiscal year in September, the credit agreement included a reduction in the ratio beginning in the December 2008 quarter. Accordingly, given the uncertainty of the current economic environment, we and our lenders believed certain adjustments were appropriate at the present time. It is encouraging that even in a tumultuous credit environment, such amendments can be obtained. Since our acquisition of Pulitzer Inc. in June 2005, we have repaid $463 million of debt and reduced net debt by an even larger $486 million, and these changes, coupled with our ongoing, across-the-board initiatives to reduce costs, should enhance Lee’s near-term operating flexibility, while still providing necessary liquidity.”

1

Mary Junck, Lee chairman and chief executive officer, said: “Like others in our industry, we have taken these actions as a result of some of the worst economic conditions in our lifetimes. The continuing housing and credit turmoil, coupled with rising unemployment and tight consumer spending, have inflicted a prolonged toll on advertising revenue and earnings. We remain confident that Lee will emerge strong when the economy improves, but current trends indicate a need for this additional flexibility in meeting our debt obligations. We regret that this additional flexibility comes at the cost of suspending our dividend. The suspension will save $34 million per year, which will be used to reduce debt, as will substantially all cash flows of the business. While debt reduction ultimately benefits stockholders, we look forward to the time when we can reinstate an appropriate dividend.”

Lee Enterprises is a premier publisher of local news, information and advertising in primarily midsize markets, with 49 daily newspapers and a joint interest in four others, rapidly growing online sites and more than 300 weekly newspapers and specialty publications in 23 states. Lee’s newspapers have circulation of 1.5 million daily and 1.9 million Sunday, reaching more than four million readers daily. Lee’s online sites attract 12 million unique visitors monthly, and Lee’s weekly publications have distribution of more than 4.5 million households. Lee’s markets include St. Louis, Mo.; Lincoln, Neb.; Madison, Wis.; Davenport, Iowa; Billings, Mont.; Bloomington, Ill.; and Tucson, Ariz. Lee stock is traded on the New York Stock Exchange under the symbol LEE.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company's current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in general economic conditions, advertising demand, newsprint and other commodity prices, energy costs, interest rates and availability of credit, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships, increased capital and other costs, competition and other risks detailed from time to time in the Company’s publicly filed documents, including the Company Annual Report on Form 10-K for the year ended September 30, 2007. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

2